                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 March 18, 1999
                      ------------------------------------
                                (Date of Report)



                                   ITRON, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         WASHINGTON                      0-22418                     911011792
-----------------------------  ---------------------------  ---------------------------
(State or Other Jurisdiction      (Commission File No.)            (IRS Employer
      of Incorporation)                                         Identification No.)

                    2818 N. SULLIVAN ROAD, SPOKANE, WA 99216
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (509) 924-9900
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              (Registrant's Telephone Number, Including Area Code)

ITEM 5. OTHER EVENTS


        This Form 8-K relates to the offer by Itron, Inc. (the "Company") to exchange (the "Exchange Offer") up to $15,840,000 aggregate principal amount of its new 6 3/4% Convertible Subordinated Notes due 2004 (the "Exchange Notes") for up to $22,000,000 aggregate principal amount of its original 6 3/4% Convertible Subordinated Notes due 2004 (the "Original Notes"). The Company completed the Exchange Offer on Thursday, March 18, 1999.

        The Exchange Offer terminated on Friday, March 12, 1999, at 5:00 p.m. New York City time. A total of $56,730,000 aggregate principal amount of Original Notes was validly tendered for exchange. The Company accepted $22,000,000 for exchange, meaning that the Company accepted for exchange approximately 38.8% of the Original Notes tendered by each noteholder on a pro rata basis. A total of $15,834,000 aggregate principal amount of Exchange Notes were issued as of March 12, 1999, with $6,000 in cash paid in lieu of fractional interests to tendering noteholders pursuant to the terms of the Exchange Offer.

        The Exchange Notes are convertible, in whole or in part, at the option of the Holder, at any time prior to the close of business on the last business day prior to the maturity date into shares of the Company's Common Stock. The conversion price per share is $9.65. The Exchange Notes will be unsecured obligations of the Company, ranking on parity with the Original Notes and subordinated and subject in right of payment to all existing and future senior indebtedness of the Company. The Exchange Notes will bear interest at 6 3/4% per annum from the expiration date of the Exchange Offer, payable semiannually on each March 31 and September 30, commencing September 30, 1999, until the Exchange Notes are paid in full or are converted into common stock of the Company. The Company will be required to repay the principal amount of the Exchange Notes on March 31, 2004, unless the Exchange Notes have previously been redeemed or converted. The Exchange Notes will be redeemable, at the Company's option, in whole or in part from time to time after March 12, 2002, at the principal amount to be redeemed plus accrued and unpaid interest thereon to the redemption date.

        This summary of the terms of the Exchange Notes is not complete and is subject to the provisions of the indenture between the Company and Chase Manhattan Bank and Trust Company, National Association, as Trustee, under which the Exchange Notes are issued. A conformed copy of the Indenture is incorporated into this Form 8-K by reference to Exhibit (c)(1) of the Company's Amendment No. 3 to Schedule 13E-4 Issuer Tender Offer Statement, dated March 18, 1999.

ITEM 7. EXHIBITS

EXHIBIT
NUMBER         DESCRIPTION
------------   -------------------
4.1            Conformed copy of Indenture by and between the Company and Chase Manhattan
               Bank and Trust Company, National Association, as Trustee*
               (Exhibit (c)(1))

99.1           Press release dated March 18, 1999*  (Exhibit (a)(8))

------------
* Previously filed as the exhibit designated above to the Company's Amendment No. 3 to Schedule 13E-4 Issuer Tender Offer Statement, dated March 18, 1999, and incorporated into this Form 8-K by reference.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ITRON, INC.



Dated:  March 18, 1999                      By:  DAVID G. REMINGTON

                                            David G. Remington
                                            Vice President and Chief Financial
                                            Officer

                                  EXHIBIT INDEX

Exhibit Number        Description
--------------        -----------
        4.1           Conformed copy of Indenture by and between the Company
                      and Chase Manhattan Bank and Trust Company, National
                      Association, as Trustee*  (Exhibit (c)(1))

       99.1           Press release dated March 18, 1999*  (Exhibit (a)(8))

-------------
* Previously filed as the exhibit designated above to the Company's Amendment No. 3 to Schedule 13E-4 Issuer Tender Offer Statement, dated March 18, 1999, and incorporated into this Form 8-K by reference.



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